Investment in Associates	6 Months Ended
Jun. 30, 2018
Investment in Associates
Investment in Associates

4. Investment in Associates

        The movements in investment in associates are reported in the following table:

June 30, 2018
As of January 1, 2018	20,800
Share of profit of associates	827
Dividend declared	(1,138)

As of June 30, 2018	20,489

        On February 9, 2017, GasLog acquired a 20% shareholding in Gastrade, a private limited company licensed to develop an independent natural gas system offshore Alexandroupolis in Northern Greece utilizing a floating storage and regasification unit ("FSRU") along with other fixed infrastructure. GasLog, as well as being a shareholder, will provide operations and maintenance ("O&M") services for the FSRU through an O&M agreement which was signed on February 23, 2018.